Exhibit 99.1

© 202 1 I p s id y I n c . A l l R ig h ts R e se r v e d . S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T New York | Bogota | London | Johannesburg OTCQB: IDTY SP EE D ACCURACY S E CU R I T Y T RU S T © 2021 Ipsidy Inc. All Rights Reserved. Annual Meeting March 22, 2021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 22, 2021 The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Ipsidy Inc . will be held virtually by webcast, on March 22 , 2021 , at 10 : 00 a . m . Eastern Time, to consider the below proposals . Due to the public health impact of the coronavirus outbreak (COVID - 19 ) and to support the health and well - being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at www . meetingcenter . io/ 208745712 . 1. To elect the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified; 2. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020; 3. To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1 - for - 2 and not greater than 1 - for - 50 , with the exact ratio to be set within that range at the discretion of our board of directors before December 31 , 2021 without further approval or authorization of our stockholders (the “Reverse Split Proposal”) . The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion (in the form attached hereto as Exhibit A) ; 4 (A) . To approve the adoption of an amended and restated certificate of incorporation (in the form attached hereto as Exhibit B) (the “Restated Charter”) which includes the below material changes as separate proposals ; 4 (B) . To approve the Restated Charter which provides that except as otherwise provided by law, the By - laws of the Company may be amended or repealed by the Board by the affirmative vote of a majority of the Directors then in office or at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a seventy - five ( 75% ) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the votes cast on such amendment, or repeal at the relevant meeting of stockholders . 4 (C) . To approve the Restated Charter which clarifies that any vote of the holders of capital stock of the Company is required to amend or repeal any provision of the Restated Charter, and in addition to any other vote of holders of capital stock that is required by the Restated Charter or by law, such amendment or repeal shall require the affirmative vote of a seventy - five ( 75% ) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at the relevant meeting of stockholders . 5. To approve and ratify an increase in the shares allocated to the 2017 Incentive Stock Plan ; and 6. To act on such other matters as may properly come before the meeting or any adjournment thereof . - 2 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved. Ipsidy Inc. 2020 Annual Meeting

• This Presentation and the discussion at this virtual Annual Meeting (the “Presentation") has been prepared on the basis of Information furnished by the management of Ipsidy Inc. (“Ipsidy” or the “Company”) and has not been independently verified by any third party. • This Presentation is provided for information purposes only. This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities. • While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein. The Company and its employees and representatives expressly disclaim any liability for damages, direct or consequential, arising out of or related to this Presentation or omissions therefrom. • Information contained in this Presentation may include “forward - looking statements.” All statements other than statements of historical facts included herein, including, without limitation, those regarding the financial position, business strategy, plans and objectives of management for future operations of both Ipsidy and its business partners, future service launches with customers, the outcome of pilots and new initiatives and customer pipeline are forward - looking statements. Such forward - looking statements are based on a number of assumptions regarding Ipsidy’s present and future business strategies, and the environment in which Ipsidy expects to operate in the future, which assumptions may or may not be fulfilled in practice. Implementation of some or all of the new services referred to is subject to regulatory or other third party approvals. Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the as yet uncertain impact of the Covid - 19 pandemic and others. Additional risks may arise with respect to commencing operations in new countries and regions, of which Ipsidy is not fully aware at this time. See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31, 2020 filed at www.sec.gov for other risk factors which anyone considering a transaction with the Company should consider. These forward - looking statements speak only as to the date of this Presentation and cannot be relied upon as a guide to future performance. Ipsidy expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this announcement to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. • By reading this Presentation or attending this virtual Annual Meeting you accept and agree to these terms, disclaimers and limitations. - 3 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved. Disclaimer & Forward - Looking Statements

© 202 1 I p s id y I n c . A l l R ig h ts R e se r v e d . S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T New York | Bogota | London | Johannesburg OTCQB: IDTY SP EE D ACCURACY S E CU R I T Y T RU S T © 2021 Ipsidy Inc. All Rights Reserved. Company Highlights

© 2021 Ipsidy Inc. All Rights Reserved. S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T • 2020 Adjusted EBITDA loss - $5.2M – 19% improvement over 2019 Adjusted EBITDA, due to lower overall cash expenses • Total Revenue: 2020 $2.1M vs. 2019 $2.6M – Reflecting Covid - 19 pandemic impact • Net loss: 2020 $11.3M vs. 2019 $10.5M – Due to $3.1M of special items in 2020 vs $1.7M in 2019 • Basic and fully diluted net loss per share $0.02 cents for both years • Secured approximately $8.5M of additional funding – Existing and new investors, via issuance of common stock, warrants, notes payable and convertible debt Financial Highlights Year Ended December 31, 2020 - 5 -

We are digital identity™

Digital Identity Market Trends


SPEED | ACCURACY | SECURITY | TRUST

-6-

© 2021 Ipsidy Inc. All Rights Reserved.

Identity-as-a-Service Landscape

Ipsidy®
We are digital identity™

Global, Digital-Identity Market $36B by 2025



17% CAGR
16.1
18.9
22.1
25.9
30.4
35.7
2020
2021
2022
2023
2024
2025

Source: Markets And Markets

Identity Market Segments 2022



$12B
Multi-Factor Authentication Services
Digital Identity and Document Verification Services
$10B

Source: Markets And Markets, Research and Markets

SPEED | ACCURACY | SECURITY | TRUST

-7-

Digital Transformation is Everywhere

Ipsidy®
We are digital identity™

$6.8 Trillion
Digital Investment
2020-23[1]

65% of Global GDP
Digital by 2022[1]

82% of CEOS
confirm digital
transformation effort[2]

[1]Statista
[2]Gartner

SPEED | ACCURACY | SECURITY | TRUST

-8-

Digital Transformation is Everywhere

Ipsidy®
We are digital identity™

2020
Accelerated Digital Shift

200%
April 2020 Increase
Mobile Banking Registrants[3]

683% & 4,345%
Q2 2020 Surge
Urgent & Non-Urgent
Telemedicine Care[4]

Touchless Transactions > More Unknowns

[3]CNBCNews
[4]JAMA

SPEED | ACCURACY | SECURITY | TRUST

-9-

The Fear of Identity Fraud

Ipsidy.
We are digital identity™

11,000+
Data Breaches
Since 2005[5]

1.7+ Billion
Records Exposed[5]

400% Increase
In Scams
Q1 2020 US[6]

[5]Statista
[6]Panda Security

-10-

SPEED | ACCURACY | SECURITY | TRUST

© 202 1 I p s id y I n c . A l l R ig h ts R e se r v e d . S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T The Fear of Identity Fraud SP EE D ACCURACY | SECURITY | TRUST - 11 - 7 Javelin Strategy & Research 8 TVTe c h 9 IBM 10 NBC News $16.9B Lost - 2019 US Financial Services 7 $9B Lost - 2019 Online Streaming Services 8 $7.3M Avg Cost Healthcare Data Breach 9 $63B Stolen - 2020 US Unemployment Fraud 10

Passwords are Problems

Ipsidy®
We are digital identity™

Passwords Frustrate Customers

Passwords Drive High Costs

Avg $1M
Password Resets
staffing and infrastructure[11]

Est. $70
Password Reset Costs[11]

[11]Forrester Research

-12-

SPEED | ACCURACY | SECURITY | TRUST

Passwords are Problems

Ipsidy®
We are digital identity™

Passwords Create Security Risks

- Same Password Reuse
- Data Breaches
- Widespread Phishing

81% of Breaches

From Weak, Stolen Or Reused Passwords[12]

72% Increase

- Account Takeovers
- 2019 to 2018[13]

[12]Verizon
[13]Javelin Strategy & Research

-13-

SPEED | ACCURACY | SECURITY | TRUST

Trusted Identity Unlocks Opportunity

Ipsidy®
We are digital identity™

1.7B Unbanked Adults
30% Population[14]

1B Adults with No ID[15]

Government Digital Identity Programs

[14]The World Bank
[15]The World Bank

-14-
SPEED | ACCURACY | SECURITY | TRUST

SP EE D ACCURACY © 202 1 I p s id y I n c . A l l R ig h ts R e se r v e d . S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved. SECURITY T RU S T Delivering Speed, Accuracy, Security & Trust - 15 -

Clients Confront Multiple Digital Transformation Challenges



Today
All Customers
Are Digital
Seamless
User Experience
Fraud Risks
Account
Takeovers
SIM Swaps
Phishing
Privacy
Regulations
Operational
Costs
Complex
Password Resets
Touchless
Commerce

© 2021 Ipsidy Inc. All Rights Reserved.

-16-

SPEED | ACCURACY | SECURITY | TRUST

Ipsidy Delivers Identity Certainty Across the Customer Journey Know Who Requested an Account Change Know Who Applied for a Loan… a Credit Card Know Who Logged into Your App Know Who is Using Online Chat Know Who Made a Transfer - 17 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved.

Transform Identity. One Partner. One Platform.

Ipsidy®
We are digital identity

Proof™

Identity Certainty
Digital Onboarding

Confirm identity of new users remotely – know they are who they say they are.

- ✓ *Stop identity fraud at the start – weed out the bad guys early*
- ✓ *Grow your business with, speed, accuracy and trusted customers*

AuthentifID™

Identity Certainty
Passwordless Logon

Eliminate passwords with FIDO2 strong authentication, *bound* to a trusted identity.

- ✓ *Reduce operational costs on complex password resets*
- ✓ *Eliminate vulnerabilities. Stop phishing and account takeovers*

Verified™

Identity Certainty
Valued Transactions

Increase assurance with step-up authentication of high-risk transactions.

- ✓ *Reduce risk with a real-time biometric audit trail*
- ✓ *Drive customer trust with pro-active transaction verification*

-18-

© 2021 Ipsidy Inc. All Rights Reserved.

SPEED | ACCURACY | SECURITY | TRUST

Ipsidy®
We are digital identity™

Building Partnerships


SPEED | ACCURACY | SECURITY | TRUST

-19-

© 2021 Ipsidy Inc. All Rights Reserved.

Leveraging the Ipsidy Partner Network - 20 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved.

Use Case - Delivering Secure, Passwordless Login

Ipsidy
We are digital identity

Proof™ AuthentifID™



Ipsidy
SECURE CO.
Login
OR
Register Now
Ipsidy
Scan ID
IDENTIFICATION
Ipsidy
Take Your Selfie
Ipsidy
IDENTITY CONFIRMED
Your Device is Now Registered
Welcome Marc!
fido

Benefits

- Increase Identity Assurance
- Delight Customers
- Lower Support & Password Reset Costs
- Increase Security – FIDO2 Cryptography
- Reduce Account Takeover

TEMENOS THE BANKING SOFTWARE COMPANY | datapro,inc. | SAFETRADE AFRICA | GetChkd

© 2021 Ipsidy Inc. All Rights Reserved.

-21-

SPEED | ACCURACY | SECURITY | TRUST

Benefits • Automated, Digital Onboarding • Reduce Fraud • Increase Identity Assurance Use Case Securing Digital Banking, Payments & Mobile Wallets - 22 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved.

Use Cases - Securing Video Chat and Health Passports Government & Banking KYC Interviews Safe Access – Airlines, Entertainment, Sports - 23 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved.

Use Case - Securing Digital Identity Networks Identity Services Pl a t fo rm U s ers Rel y i n g Parties Trust P r o v ider Govt Telco - 24 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved.

Ipsidy Technology Meets Market Demand

Ipsidy
We are digital identity

Market Demand

- Digital Transformation
- Increased Identity Fraud
- Passwords Are Done



Global Identity Services Platform
Ipsidy
IDaaS Platform
Superior Biometric Identity Proofing
FIDO2 Password-less Login
Biometric Multi-Factor Authentication
Fast, Seamless Liveness Detection
Global Identity Document Support
Identity Assurance Customer Identity Lifecycle

-25-

© 2021 Ipsidy Inc. All Rights Reserved.

SPEED | ACCURACY | SECURITY | TRUST

Q&A - 26 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved.

• 1 Statista “Spending on digital transformation technologies and services worldwide from 2017 to 2023” • 2 Gartner 2019 CEO and Senior Business Executive Survey • 3 CNBC News “Coronavirus crisis mobile banking surge is a shift that’s likely to stick” • 4 Journal of the American Medical Informatics Association “COVID - 19 transforms health care through telemedicine: Evidence from the field” 2020 • 5 Statista “Annual number of data breaches and exposed records in the United States from 2005 to 1st half 2020” • 6 Panda Security “43 Covid - 19 Cybersecurity Statistics” 2020Statista “something • 7 Javelin Strategy & Research “2020 Identity Fraud Report” • 8 TVTech “Piracy, Account Sharing Resulted in $9B Lost Revenue in 2019 for U.S.” • 9 IBM Security “Cost of Data Breach Report 2020” • 10 NBCnews”How billions in pandemic aid was swindled by con artists and crime syndicates” • 11 Forrester Research: Best Practices: Selecting, Deploying, And Managing Enterprise Password Managers • 12 Verizon 2020 Data Breach Investigation Report • 13 Javelin Strategy & Research “2020 Identity Fraud Report” • 14 The World Bank “Global Findex Database 2017” • 15 The World Bank “Inclusive and Trusted Digital ID Can Unlock Opportunities for the World’s Most Vulnerable” - 27 - S P EE D | A C CUR A C Y | S ECUR I T Y | T RU S T © 2021 Ipsidy Inc. All Rights Reserved. Endnotes